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                                                                    EXHIBIT 10.6

                 UNCOMMITTED AND REVOLVING CREDIT LINE AGREEMENT

         UNCOMMITTED AND REVOLVING CREDIT LINE AGREEMENT dated as of March 1, 2004 between SUMITOMO MITSUI BANKING CORPORATION, a Japanese banking corporation having its offices at 555 California Street, Suite 3350, San Francisco, CA 94104 (the "BANK") and SYNETICS SOLUTIONS INC., a corporation organized under the laws of Oregon, having its offices at 18870 NE Riverside Parkway, Portland, OR 97320 (the "BORROWER"). The parties hereto hereby agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

SECTION 1.01. DEFINED TERMS. As used in this AGREEMENT, the following terms have the following meanings (terms defined in the singular to have the same meaning when used in the plural and vice versa):

         "AGREEMENT" shall mean this UNCOMMITTED AND REVOLVING CREDIT LINE AGREEMENT, as it may be amended, amended and restated, supplemented, or otherwise modified from time to time.

         "APPLICABLE INTEREST RATE" shall mean, with respect to any LOAN, the interest rate per annum quoted by the BANK and agreed to by the BORROWER at the time of making each LOAN.

         "BUSINESS DAY" shall mean any day other than a Saturday, Sunday, or other day on which commercial banks in the city of New York, New York or the city of San Francisco, California are authorized or required to close.

         "CHANGE OF CONTROL" with respect to the BORROWER will occur if the PARENT ceases to own, directly or indirectly, and free and clear of liens or encumbrances, 94% or more of the issued and outstanding voting stock of the BORROWER.

         "COLLATERAL" shall have the definition assigned to such term in the SECURITY AGREEMENT.

         "CREDIT LINE" shall mean a discretionary and uncommitted line of credit which the BANK establishes for the BORROWER pursuant to SECTION 2.01 hereof up to the amount referred to therein but which may be terminated in whole or reduced in part pursuant to SECTION 2.02 hereof. This CREDIT LINE shall not be construed as the commitment of the BANK to make any LOAN or extension of credit.

         "DEFAULT" shall mean any of the events specified in SECTION 7.01 hereof, whether or not any requirement for the giving of notice, the lapse of time, or both, or any other condition, has been satisfied.

         "DEFAULT RATE" shall have the meaning assigned to such term in SECTION 2.04(b) hereof.

         "DOLLARS", "U.S. DOLLARS", "U.S.$", and "$" shall mean the lawful currency of the United States of America at any relevant time hereunder.

         "EVENT OF DEFAULT" shall mean any of the events specified in SECTION
7.01 hereof.

         "GENERALLY ACCEPTED ACCOUNTING PRINCIPLES" or "GAAP" means generally accepted accounting principles as in effect from time to time, including, without limitation, applicable statements, bulletins and interpretations issued by the Financial Accounting Standards Board and bulletins, opinions, interpretations and statements issued by the American Institute of Certified Public Accountants or its committees.

         "GOVERNMENTAL BODY" means any court, department, commission, board, bureau, agency, public authority or instrumentality of the United States or any country, any state or any political subdivision thereof.

         "LAST DRAWDOWN DATE" shall mean February 28, 2005.

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         "LIEN" means (a) any mortgage, deed of trust, lien, pledge, hypothecation, encumbrance, charge or security interest, (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to the asset subject to such interest and (c) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities.

         "LOAN" or "LOANS" shall have the meaning assigned to such term in
SECTION 2.01 hereof.

         "LOAN DOCUMENTS" (individually, a "LOAN DOCUMENT") shall mean this AGREEMENT, the NOTE, the SECURITY AGREEMENT and any other agreements, instruments, certificates and documents executed in connection with the LOANS.

         "NET WORTH" shall mean the difference between the assets and liabilities of the BORROWER, each as computed in accordance with GENERALLY ACCEPTED ACCOUNTING PRINCIPLES.

         "NOTE" shall have the meaning assigned to such term in SECTION 2.05 hereof.

         "PARENT" shall mean Yaskawa Electric Corporation, a Japanese corporation.

         "PROPERTY" shall mean all types of real or personal property, including without limitation, tangible, intangible or mixed property.

         "REGULATIONS T, U and X" shall mean REGULATIONS T, U and X of the Board of Governors of the Federal Reserve System as from time to time in effect related to margin stock transactions.

         "SECURITY AGREEMENT" shall mean the SECURITY AGREEMENT dated as of March 1, 2004 between the BANK and the BORROWER, as it may be amended, replaced or renewed from time to time, in which the BORROWER grants to the BANK a security interest in the COLLATERAL.

                                   ARTICLE II
                            AMOUNT AND TERMS OF LOANS

SECTION 2.01. REVOLVING CREDIT. The BANK may, upon request from BORROWER, in the BANK's sole and absolute discretion upon the terms hereinafter set forth, make one or more loans (the "LOANS") to the BORROWER from time to time during the period from the date of this AGREEMENT up to and including the LAST DRAWDOWN DATE in an aggregate amount not to exceed at any time outstanding TWO MILLION FIVE HUNDRED THOUSAND DOLLARS (U.S.$2,500,000.00); such amount may be reduced pursuant to SECTION 2.02 hereof (the "CREDIT LINE"). LOANS may have a maturity of from one day to six (6) months from the date of borrowing, as requested by the BORROWER in accordance with SECTION 2.03 and agreed to by the BANK. Within the limits of the CREDIT LINE, the BORROWER may borrow pursuant to SECTION 2.03 hereof, repay pursuant to SECTION 2.07 hereof, and re-borrow and repay under SECTIONS 2.03 and 2.07 hereof, respectively. The availability of the CREDIT LINE hereunder shall not be construed as the commitment of the BANK to make any LOAN.

SECTION 2.02. REDUCTION AND TERMINATION OF CREDIT LINE. The BANK shall have the unrestricted right in its sole and absolute discretion, upon notice to the BORROWER, to immediately terminate in whole or reduce in part the unused portion of the CREDIT LINE.

SECTION 2.03. NOTICE AND MANNER OF BORROWING. Not later than 11:00 a.m., San Francisco time, the BORROWER shall give the BANK telephonic application for a LOAN under this AGREEMENT to the BANK's customer desk (or such other contact as the BANK may inform the BORROWER from time to time), which may or may not be accepted by the BANK, specifying (i) the date of such LOAN; (ii) the amount of such LOAN; and (iii) the requested maturity date for the LOAN. The BANK will send written confirmation of the LOAN to the BORROWER at the facsimile number listed in SECTION 8.06 hereof. The BORROWER will acknowledge the information shown in the confirmation by promptly returning it to the BANK's New York Branch by facsimile at

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(212) 224-4537. Not later than 4:00 p.m., New York time (1:00 p.m. San Francisco time), on the date of such LOAN and upon fulfillment of the applicable conditions set forth in ARTICLE III hereof, the BANK will, subject to its sole and absolute discretion and subject to the provisions of SECTION 2.01 hereof, make such LOAN available to the BORROWER in immediately available funds by crediting the amount thereof to the BORROWER's account with the BANK. All notices given under this SECTION 2.03 shall be irrevocable. The failure to give any confirmation referred to herein shall not release or diminish any of the BORROWER's obligations hereunder.

SECTION 2.04. INTEREST.

         (a) The BORROWER agrees to pay interest to the BANK on the outstanding and unpaid principal amount of each LOAN made under this AGREEMENT at the APPLICABLE INTEREST RATE. Interest shall be calculated on the basis of a year of 360 days for the actual number of days elapsed. Interest shall be paid in immediately available funds on the maturity of each LOAN.

         (b) To the extent permitted by applicable law, any amount of principal of any LOAN and interest thereon which is not paid when due, whether at stated maturity, acceleration or otherwise, shall bear interest, payable on demand, at an interest rate per annum equal to 2% per annum above the rate of interest announced by the New York Branch of Sumitomo Mitsui Banking Corporation from time to time as the BANK's prime rate (the "DEFAULT RATE") until paid in full.

SECTION 2.05. NOTE. All the LOANS made by the BANK under this AGREEMENT shall be evidenced by and repaid with interest in accordance with a single grid promissory note, substantially in the form of EXHIBIT "A" attached hereto, in the maximum principal amount of the CREDIT LINE, dated the date of this AGREEMENT, duly completed and executed by the BORROWER and payable to the BANK (the "NOTE"). The BANK is hereby authorized by the BORROWER to endorse on the schedule attached to the NOTE, or to attach a form designated by the BANK, indicating the amount, APPLICABLE INTEREST RATE, maturity date and other relevant terms of each LOAN and of each repayment of principal received by the BANK on account of the LOANS (such endorsement or form may be by means of a computer printout), which endorsement/form shall, in the absence of manifest error, be conclusive as to the outstanding balance of the LOANS made by the BANK; provided, that the failure to make such notation with respect to any LOAN or payment thereof shall not limit or otherwise affect the obligations of the BORROWER under this AGREEMENT or the NOTE. Any calculation made by the BANK of interest and any other amount payable under this AGREEMENT shall, in the absence of manifest error, be conclusive and final.

SECTION 2.06. FUNDING LOSS, INDEMNIFICATION; CAPITAL ADEQUACY AND OTHER CHARGES AND COSTS.

         (a) BORROWER hereby agrees to indemnify and hold BANK free and harmless from all losses, costs and expenses which BANK may incur, to the extent not mitigated by the redeployment of deposits or other funds, as a result of (i) a default by BORROWER in payment when due of the principal of or interest on any LOAN, (ii) BORROWER's failure (other than due solely to a failure attributable to a default by BANK) to make a borrowing or continuation with respect to any LOAN after making a request therefor, (iii) a prepayment (whether mandatory or otherwise, including but not limited to, acceleration of the LOANS by the BANK pursuant to SECTION 7.01 hereof) of any LOAN before a scheduled payment date for interest or principal, or (iv) any DEFAULT by BORROWER under this AGREEMENT or any demand for payment of any LOAN by BANK permitted hereunder or under any LOAN DOCUMENT.

         (b) If the BANK determines at any time that any applicable law or governmental rule, regulation, guideline or order concerning capital adequacy, reserves or similar requirements, or any change in interpretation or administration thereof by any GOVERNMENTAL BODY, central bank or comparable agency, will have the effect of increasing the cost to the BANK or the amount of capital required or expected to be maintained by the BANK as a result of the making or continuance of the LOANS, then the BORROWER agrees to pay to the BANK, upon its written demand therefor, such additional amounts as shall be required to compensate the BANK for the increased cost to the BANK as a result of such increase of capital, reserves or similar requirements. The BANK, upon determining that any additional amounts will be payable to the BANK pursuant to this paragraph will give prompt written notice thereof to the BORROWER which notice shall show in reasonable detail the basis for calculation of

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such additional amounts, although the failure to give any such notice shall not release or diminish any of the BORROWER's obligations to pay additional amounts pursuant to this paragraph.

         (c) If any present or future applicable law, rule or regulation or any change therein or in the interpretation or administration thereof by any GOVERNMENTAL BODY, central bank or comparable agency charged with the interpretation or administration thereof or compliance by BANK with any request or directive of any such GOVERNMENTAL BODY, central bank or comparable agency, whether or not having the force of law, results in an increase of the cost to BANK of making, renewing or maintaining any LOAN, or reduce the amount of any sum receivable by BANK under any LOAN, in the reasonable judgment of BANK, then, upon demand by BANK, BORROWER agrees to pay to BANK such additional amount or amounts as would compensate BANK for such increased cost or reduction. BANK's computation of such amount or amounts shall be binding on BORROWER absent manifest error.

SECTION 2.07. METHOD OF PAYMENT. The BORROWER shall make each payment of principal or interest of the LOANS, in lawful money of the United States in immediately available funds, not later than 3:00 p.m. (New York time) on the date when such payment is due, to the BANK's account at CITIBANK, N.A. NEW YORK, ABA NO. 021000089, FOR THE ACCOUNT OF SUMITOMO MITSUI BANKING CORPORATION, ACCOUNT NO. 36023837, (CBDA-1 LOAN SERVICES DEPARTMENT, FOR SYNETICS SOLUTIONS, INC.), or to such other location or in such other manner as the BANK may notify the BORROWER in writing. The BORROWER hereby authorizes the BANK to charge from time to time against BORROWER's account #045-287930-70, or any other account of the BORROWER with the BANK, any amounts due hereunder or under the NOTE. The BORROWER may, with the BANK's prior consent, and on not less than five days' notice, prepay the principal and interest of each LOAN in whole or in part, but only on condition that the prepayment is accompanied by payment of any and all additional costs, as determined by the BANK, that the BANK may incur as a result of such prepayment, including, without limitation, the breaking of any deposit, the redeployment of funds released by any prepayment, the termination of any swap or hedging contract, or otherwise.

SECTION 2.08. PAYMENTS ON NON-BUSINESS DAYS. Whenever payment shall fall due on a day which is not a BUSINESS DAY, payment shall be made on the next succeeding BUSINESS DAY, unless such BUSINESS DAY falls in the following calendar month, in which case payment shall be due on the next preceding BUSINESS DAY.

SECTION 2.09. USE OF PROCEEDS. The BORROWER will not use any part of the LOAN proceeds, directly or indirectly, for the purpose of purchasing or carrying any margin stock, within the meaning of REGULATIONS T, U and X of the Board of the Governors of the Federal Reserve System, or extending credit to any person for the purpose of purchasing or carrying any such margin stock.

                                  ARTICLE III
                              CONDITIONS PRECEDENT

SECTION 3.01. CONDITIONS PRECEDENT TO INITIAL AND ALL LOANS. The BANK may in its sole and absolute discretion make LOANS available to the BORROWER, subject to the conditions precedent that, on or before the day of the initial LOAN, the BANK shall have received each of the following, in form and substance satisfactory to the BANK:

                  (1) AGREEMENT, SECURITY AGREEMENT AND NOTE. This AGREEMENT, the SECURITY AGREEMENT and the NOTE, each duly executed by the BORROWER;

                  (2) EVIDENCE OF ALL CORPORATE ACTION BY THE BORROWER. Certified copies of the unanimous written consent of the Board of Directors of the BORROWER or a certified copy of the resolutions duly adopted by the Board of Directors, satisfactory to the BANK, authorizing the execution, delivery and performance of the LOAN DOCUMENTS to which the BORROWER is a party and each other document to be delivered pursuant to this AGREEMENT; and

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                  (3)      INCUMBENCY AND SIGNATURE CERTIFICATE OF THE BORROWER.
A certificate of the President or Vice President (or other appropriate officer) of the BORROWER, satisfactory to the BANK, certifying the names and true signatures of the officers of the BORROWER authorized, pursuant to the Board of Directors' resolutions referred to in paragraph (2) above, to sign the LOAN DOCUMENTS to which the BORROWER is a party and the other documents to be delivered by the BORROWER under this AGREEMENT.

                                   ARTICLE IV
                         REPRESENTATIONS AND WARRANTIES

BORROWER hereby represents and warrants to BANK as follows at each time it makes an application for a LOAN:

SECTION 4.01. DUE INCORPORATION; GOOD STANDING. BORROWER is a corporation, duly organized and validly existing under the laws of the state of its incorporation, and is properly licensed and in good standing in, and where necessary to maintain BORROWER's rights and privileges, has complied with the fictitious name statute of, every jurisdiction in which BORROWER is doing business.

SECTION 4.02. CORPORATE POWER; AUTHORIZATION. The execution, delivery and performance of this AGREEMENT, the NOTE or any other LOAN DOCUMENTS are within BORROWER's powers, have been duly authorized, and are not in conflict with the terms of its certificate of incorporation and by-laws (or such other organizational and governing documents as may be applicable) or any agreement, instrument or document to which BORROWER is a party or by which BORROWER or any of its PROPERTY is bound or affected.

SECTION 4.03. GOVERNMENT ACTION. No approval, consent, exemption or other action by, or notice to or filing with, any GOVERNMENTAL BODY is necessary in connection with the execution, delivery, performance or enforcement of this AGREEMENT, the NOTE or any other LOAN DOCUMENTS, except as may have been obtained and certified copies of which have been delivered to BANK.

SECTION 4.04. NO LEGAL BAR. There is no law, rule or regulation, nor is there any judgment, decree or order of any court or GOVERNMENTAL BODY binding on BORROWER which would be contravened by the execution, delivery, performance or enforcement of this AGREEMENT, the NOTE or any other LOAN DOCUMENTS.

SECTION 4.05. ENFORCEABLE OBLIGATION. This AGREEMENT is a legal, valid and binding agreement of BORROWER, enforceable against BORROWER in accordance with its terms, and the NOTE and/or any other LOAN DOCUMENTS, when executed and delivered (and as endorsed from time to time), will be similarly legal, valid, binding and enforceable.

SECTION 4.06. LITIGATION. There are no suits, proceedings, claims or disputes pending or, to the best knowledge of BORROWER after having made due inquiry, threatened against or affecting BORROWER or its respective PROPERTIES, the adverse determination of which could affect BORROWER's financial condition or operations or could impair BORROWER's ability to perform its obligations hereunder, under the NOTE or any other LOAN DOCUMENTS.

SECTION 4.07. NO DEFAULT. No event has occurred and is continuing or would result from the incurring of obligations by BORROWER under this AGREEMENT, the NOTE or any other LOAN DOCUMENTS which is a default under any agreement or document to which BORROWER is a party or which, with the passing of time or giving of notice or both, would become a default under any such document.

SECTION 4.08. NO CONFLICTING AGREEMENTS. BORROWER is not in default under any agreement to which it is a party or by which it or any of its PROPERTY is bound the effect of which could have a material adverse effect on the business or operations of BORROWER, or could impair BORROWER's ability to perform its obligations hereunder, under the NOTE or any other LOAN DOCUMENTS, except as disclosed in writing to BANK.

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SECTION 4.09. TAXES. BORROWER has filed or caused to be filed all tax returns required to be filed, and has paid, or has made adequate provision for the payment of, all taxes shown to be due and payable on said returns or in any assessments made against it, and, to the best knowledge of BORROWER after having made due inquiry, no tax liens have been filed and no claims are being asserted with respect to such taxes which are required to be reflected in the financial statements of BORROWER and are not so reflected therein.

SECTION 4.10. COMPLIANCE WITH APPLICABLE LAWS. BORROWER is not in violation with respect to any judgment, order, writ, injunction, decree or decision of any GOVERNMENTAL BODY which violation could have a material adverse effect on the financial condition, operations or PROPERTY of BORROWER, or could impair BORROWER's ability to perform its obligations hereunder, under the NOTE or any other LOAN DOCUMENTS, except as disclosed in writing to BANK. BORROWER has made due inquiry and, to the best of its knowledge, BORROWER is complying in all material respects with all applicable statutes and regulations, including applicable occupational, safety and health and other labor laws and applicable environmental laws, of all GOVERNMENTAL BODIES, a violation of which could have a material adverse effect on the financial condition, operations or PROPERTY of BORROWER, or could impair BORROWER's ability to perform its obligations hereunder, under the NOTE or any of the LOAN DOCUMENTS except as otherwise disclosed in writing to BANK.

SECTION 4.11. NO MISREPRESENTATION. Neither this AGREEMENT, nor any other LOAN DOCUMENT, nor any certificate, notice, report, financial statement or document furnished to date or to be furnished by BORROWER in connection with the transactions contemplated hereby contains or will contain a misrepresentation or misstatement of material fact, or omits or will omit to state a material fact required to be stated in order to make the statements herein or therein contained (taken as a whole) not misleading in the light of the circumstances under which made.

                                   ARTICLE V
                              AFFIRMATIVE COVENANTS

         BORROWER covenants and agrees to, so long as any obligation or indebtedness to BANK remains outstanding unless BANK waives compliance in writing:

SECTION 5.01. FINANCIAL AND OTHER INFORMATION. Deliver to the BANK such information respecting the business, properties, condition or operation, financial or otherwise, of the BORROWER as the BANK may from time to time reasonably request, including:

         (a) as soon as practicable and in any event within 120 days after the end of each fiscal year of the BORROWER, a complete copy of the annual financial statements of the BORROWER, which shall include at least the balance sheet of the BORROWER as of the end of such fiscal year, and the related statements of income, retained earnings, and cash flow for such fiscal year, all with accompanying notes, and stating in comparative form the figures as of the end of and for the previous fiscal year, all in reasonable detail, audited and reported upon by an independent certified public accounting firm of recognized standing regularly retained by the BORROWER; and

         (b) if available, as soon as practicable and in any event within 90 days after the end of the first semiannual period of each fiscal year of the BORROWER, a complete copy of the semiannual financial statements of the BORROWER, prepared as stated in SECTION 5.01(a) above, except that such financial statements need not be audited.

All financial statements delivered under this SECTION 5.01 shall have been prepared in conformity with GAAP, consistently applied (except as differences from GAAP shall have been disclosed to, and approved by, the BANK) and shall be certified by a responsible financial officer of the BORROWER as being true and correct in all material respects and presenting fairly the financial position and results of operations of the BORROWER for the period covered, subject, in the case of semiannual financial statements, to normal year-end adjustments.

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SECTION 5.02. PROMPT NOTICE. Immediately give written notice to BANK of:

                  (1) all litigation affecting BORROWER or PARENT as a defendant where the amount claimed in a single litigation action is in excess of $100,000 or when the aggregate amount claimed in all litigation actions is in excess of $500,000;

                  (2) any substantial dispute which may exist between BORROWER or PARENT and any GOVERNMENTAL BODY;

                  (3) any default which, with the passing of time, giving of notice, or both would become an EVENT OF DEFAULT or any event of default under any documents to which BORROWER is a party; and.

                  (4) any other matter which has resulted or could result in a material adverse change in BORROWER's or PARENT's financial condition or operations or impairment of BORROWER's or PARENT's ability to perform its obligations hereunder, under the NOTE or any other LOAN DOCUMENTS.

SECTION 5.03. PAYMENT OF OBLIGATIONS. Pay all obligations, including taxes, when due, except such as may be contested in good faith by appropriate proceedings and for which BORROWER has established reserves on its books which are reasonable and adequate.

SECTION 5.04. COMPLIANCE WITH LEGAL REQUIREMENTS. At all times comply with all laws, rules, regulations, orders and directions of any GOVERNMENTAL BODY having jurisdiction over it or its business.

SECTION 5.05. MAINTAIN EXISTENCE; PROPERTY. Maintain and preserve (i) its existence as a legal entity and all rights, privileges and franchises now enjoyed; and (ii) all of its PROPERTIES that are used or useful in the conduct of its business in good working order and condition, ordinary wear and tear excepted.

SECTION 5.06. BOOKS AND RECORDS. Maintain adequate books, accounts and records, all in accordance with GENERALLY ACCEPTED ACCOUNTING PRINCIPLES, and permit employees or agents of BANK at any reasonable time and as often as may reasonably be desired to inspect its PROPERTIES, and to examine or audit its books, accounts and records and make copies thereof and to discuss the business, operations, PROPERTIES and financial and other conditions of BORROWER with officers of BORROWER.

SECTION 5.07. INSURANCE. To the extent there exists any real property security interest, maintain and keep in force, on all of its property such insurance as is normal for the industry in which BORROWER conducts its business and is satisfactory to BANK as to amount, nature and carrier, covering fire damage (including use and occupancy), public liability, product liability, property damage and workers' compensation, and deliver to BANK upon request a schedule certified to be correct by a responsible officer of BORROWER setting forth all insurance in force as of the date of such schedule.

SECTION 5.08. FURTHER ASSURANCES. BORROWER will from time to time perform any and all acts and execute any and all additional document as may be reasonably requested by BANK to give effect to the purposes of this AGREEMENT, the NOTE or any other LOAN DOCUMENTS.

                                   ARTICLE VI
                               NEGATIVE COVENANTS

         BORROWER covenants and agrees that, until full and final payment of all indebtedness hereunder and/or under the NOTE, without the prior written consent of BANK:

SECTION 6.01. LIMITATIONS ON FUNDAMENTAL CHANGES. BORROWER will not consummate any transaction of merger or consolidation, reorganize, spin-off, liquidate, dissolve or wind up (or suffer any reorganization, liquidation, dissolution or winding up) or convey, sell, lease, license or otherwise dispose of, in one or a series of related transactions, all or substantially all of the PROPERTY, assets or business of BORROWER.

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SECTION 6.02. NEGATIVE PLEDGE. BORROWER will not create, incur, assume or permit to exist any LIEN on any PROPERTY now owned or hereafter acquired by it, or assign or sell any income or revenues (including accounts receivable) or rights in respect of any thereof, except:

         (a) LIENS imposed by law, such as (i) carrier's, warehousemen's, materialmen's, repairmen's and mechanic's liens incurred in the ordinary course of business which are not more than 30 days overdue and (ii) LIENS for taxes, assessments or other governmental charges or levies which are not yet due;

         (b) pledges or deposits made in the ordinary course of business in compliance with workers' compensation, unemployment insurance and social security laws or regulations, or to secure the performance of bids, tenders, trade contracts, leases, or as security for surety bonds, appeal bonds, performance bonds, indemnity bonds and other obligations of a like nature, whether statutory or contractual;

         (c) easements, zoning restrictions, rights-of-way, licenses and similar encumbrances on the use of real property (including leases and subleases) or minor irregularities incident thereto that do not secure any monetary obligations and do not, individually or in the aggregate, materially detract from the value of the property subject thereto or interfere with the operation of BORROWER's business;

         (d) LIENS granted from time to time to the BANK, together with any renewals thereof and amendments thereto;

         (e) purchase money LIENS on assets securing indebtedness incurred or assumed solely for the purpose of financing all or any part of the cost of acquiring such asset, provided that (i) such LIEN attaches to such asset concurrently with or within 90 days of the acquisition of such asset, (ii) the principal amount of indebtedness secured by such LIEN shall at no time exceed 90% of the fair market value of such asset and (iii) such LIEN shall at all times be confined solely to the asset subject to such lien at the time of its creation, plus improvements thereto and proceeds thereof; and

         (f) LIENS existing and disclosed to the BANK prior to the date hereof, together with renewals thereof and amendments thereto, provided that (i) no renewal or amendment may extend such LIEN to cover any other property of the BORROWER and (ii) the total amount of indebtedness secured by any such LIEN shall not be increased.

SECTION 6.03. NET WORTH. The BORROWER will not permit or suffer its NET WORTH to be less than U.S.$0.00 as of any time of determination.

                                   ARTICLE VII
                                EVENTS OF DEFAULT

SECTION 7.01. EVENTS OF DEFAULT. The occurrence of any of the following events shall constitute an EVENT OF DEFAULT under this AGREEMENT and the NOTE:

                  (1) BORROWER shall fail to pay any principal payable under this AGREEMENT or the NOTE as and when due, whether at maturity, on demand, upon acceleration or otherwise; or

                  (2) BORROWER shall fail to pay any amount of interest, fees, expenses, indemnity payments or any other amount payable by BORROWER under this AGREEMENT, the NOTE or any other LOAN DOCUMENTS within ten (10) days of the date when such amounts are due, whether at maturity, on a specified date, on demand, upon acceleration or otherwise; or

                  (3) Any representation or warranty made by the BORROWER in this AGREEMENT or any other LOAN DOCUMENT shall prove to have been false or misleading in any material respect when made or when deemed to have been made; or

                  (4) BORROWER or PARENT shall (i) fail to pay its debts generally as they come due, (ii) conceal, remove or transfer any of its PROPERTY in violation or evasion of any bankruptcy, fraudulent conveyance or similar law,
(iii) make a general assignment for the benefit of its creditors, (iv) apply for or consent to the appointment of a receiver, trustee, assignee, custodian, sequestrator, liquidator or similar official for itself or any of its PROPERTY,
(v) file any petition or action for relief under any bankruptcy, reorganization, insolvency or moratorium law, or any other law or laws for the relief of, or relating to, debtors, (vi) be adjudicated a bankrupt or insolvent or (vii) take any action for the purpose of effecting any of the foregoing; or

                  (5) An involuntary petition shall be filed under any bankruptcy, reorganization, insolvency, moratorium or similar statute against BORROWER or PARENT or a custodian, receiver, trustee, assignee for the benefit of creditors (or other similar official) shall be appointed to take possession, custody or control of any PROPERTY of BORROWER or PARENT unless such petition or appointment is set aside or withdrawn or ceases to be in effect within 30 days from the date of said filing or appointment; or

                  (6) Any judgment or order for the payment of money in excess of $50,000 is rendered against BORROWER or PARENT and such judgment or order is not satisfied, and either (i) enforcement proceedings are commenced by any creditor upon such judgment or order or (ii) there is any period of ten (10) consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, is not in effect; or

                  (7) All, or such as in the opinion of BANK constitutes substantially all, of the PROPERTIES of BORROWER or PARENT shall be condemned, seized or appropriated; or

                  (8) BORROWER shall breach, or default under, any other term, condition, provision or covenant contained in any of the LOAN DOCUMENTS; or

                  (9) BORROWER shall be in breach of or default under any term, condition, provision or covenant contained in any agreement to which it is a party relating to borrowed money; or

                  (10) A CHANGE OF CONTROL of the BORROWER shall occur without the prior written consent of the BANK; or

                  (11) Any guarantee, letter of awareness or other document issued in support of the obligations of the BORROWER to the BANK shall expire without renewal, be disclaimed or disavowed, or, in the case of a guarantee, shall cease to be the valid, binding and enforceable obligation of the guarantor thereunder; or

                  (12) The SECURITY AGREEMENT shall for any reason cease to create a valid and perfected lien on the COLLATERAL purported to be covered thereby, or the priority of such lien shall at any time rank lower than it is on the date of this AGREEMENT except if solely due to the gross negligence or willful misconduct of the BANK; or

                  (13) The occurrence of any event which BANK believes has had or could have a material adverse effect upon BORROWER, or could impair BORROWER's ability to perform its obligations hereunder, under the NOTE or any other LOAN DOCUMENTS.

SECTION 7.02. REMEDIES. Upon the occurrence of any EVENT OF DEFAULT, BANK may in its sole and absolute discretion declare the LOANS (with accrued interest thereon) and all other amounts owing under this AGREEMENT and/or the NOTE to be due and payable forthwith whereupon the same will immediately become due and payable (except that in the case of an EVENT OF DEFAULT under 7.01(4) or 7.01(5) above, such acceleration shall be automatic), without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived, anything contained herein or in any LOAN DOCUMENT to the contrary notwithstanding. The foregoing remedy is in addition to any and all other remedies available to BANK under the NOTE, at law or in equity. The BORROWER hereby agrees to indemnify the BANK and save the BANK harmless from and against any and all costs, losses or expenses incurred by the BANK as a result of the occurrence of an EVENT OF DEFAULT or the repayment of any amount hereunder or under the NOTE other than on the date or dates originally due (including without limitation such as are incurred in connection with the reemployment or liquidation of funds acquired from third parties by the BANK in order to maintain any amount theretofore outstanding hereunder or under the NOTE, the termination of any hedging contract or swap or other arrangement relating to the funding of the LOANS).

                                  ARTICLE VIII
                                  MISCELLANEOUS

SECTION 8.01. INDEMNITY. BORROWER agrees to indemnify, defend, reimburse and hold harmless BANK and each of its affiliates, and all the directors, officers, employees, agents, legal counsel and advisors of BANK (each, an "INDEMNIFIED PARTY") from and against all claims, actions, proceedings, suits, damages, losses, liabilities, costs and expenses, including the fees and out-of-pocket expenses of counsel which may be incurred by or asserted against any INDEMNIFIED PARTY in connection with, or arising out of, or relating to any transaction or proposed transaction (whether or not consummated), contemplated by this AGREEMENT or any LOAN DOCUMENT.

SECTION 8.02. SUCCESSORS AND ASSIGNS; ASSIGNMENTS; PARTICIPATIONS. This AGREEMENT shall be binding upon and inure to the benefit of the BORROWER and the BANK and their respective successors and assigns, except that the BORROWER may not assign or transfer any of its rights under any LOAN DOCUMENT to which the BORROWER is a party without the prior written consent of the BANK. The BANK may assign or transfer to any other person all or part of the CREDIT LINE or the indebtedness of BORROWER outstanding under this AGREEMENT and/or any LOAN DOCUMENT. The BANK may at any time sell or grant participations in all or part of the CREDIT LINE.

SECTION 8.03. ENTIRE AGREEMENT. This AGREEMENT and the LOAN DOCUMENTS integrate all the terms and conditions mentioned herein or incidental hereto, and supersede all oral negotiations and prior writings with respect to the subject matter hereof.

SECTION 8.04. COUNTERPARTS. This AGREEMENT and any amendments, waivers, consents or supplements may be executed in as many counterparts as may be deemed necessary or convenient, and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same agreement.

SECTION 8.05. AMENDMENTS, ETC. No amendment, modification, termination, or waiver of any provision of any LOAN DOCUMENT to which the BORROWER is a party, nor consent to any departure by the BORROWER from any LOAN DOCUMENT to which it is a party, shall in any event be effective unless the same shall be in writing and signed by the BANK, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it is given.

SECTION 8.06. NOTICES, ETC. All notices and other communications provided for under this AGREEMENT and under the other LOAN DOCUMENTS to which the BORROWER is a party shall be in writing, delivered in person, sent by certified mail (postage prepaid), or sent by telecopier and promptly confirmed by letter. Any such notice shall be effective when so given,

If to the BORROWER:        Synetics Solutions Inc.
                           18870 NE Riverside Parkway
                           Portland, OR 97320
                           Attention: Mr. Hiroshi Yoshio
                           Telephone: (503) 465-6000
                           Facsimile: (503) 465-6491

If to the BANK:            Sumitomo Mitsui Banking Corporation
                           555 California Street, Suite 3350
                           San Francisco, CA 94104
                           Attention: CBDA-1
                           Telephone: (415) 616-3000
                           Facsimile: (415) 397-1475

or, as to each party, at such other address as shall be designated by such party in a written notice to the other party complying as to delivery with the terms of this SECTION 8.06. All such notices and communications shall, when mailed or telecopied, be effective when deposited in the mails or telecopied, respectively, addressed as aforesaid, except that notices to the BANK pursuant to the provisions of ARTICLE II hereof shall not be effective until received by the BANK.

SECTION 8.07. NO WAIVER; REMEDIES. No failure on the part of the BANK to exercise, and no delay in exercising, any right, power, or remedy under any LOAN DOCUMENT shall operate as waiver thereof; nor shall any single or partial exercise of any right under any LOAN DOCUMENT preclude any other or further exercise thereof or exercise of any other right. The remedies provided in the LOAN DOCUMENTS are cumulative and not exclusive of any remedies provided by law.

SECTION 8.08. COSTS, EXPENSES, AND TAXES. The BORROWER agrees to pay on demand all costs and expenses in connection with the preparation, execution, delivery, filing, recording, and administration of any of the LOAN DOCUMENTS, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the BANK, and local counsel who may be retained by said counsel, with respect thereto and with respect to advising the BANK as to its rights and responsibilities under any of the LOAN DOCUMENTS, and all costs and expenses, if any, in connection with enforcement of any of the LOAN DOCUMENTS, including, without limitation, "work-out," insolvency or bankruptcy proceedings. In addition, the BORROWER shall pay any and all stamp and other taxes and fees payable or determined to be payable in connection with the execution, delivery, filing, and recording of any of the LOAN DOCUMENTS and the other documents to be delivered under any of the LOAN DOCUMENTS, and agrees to save the BANK harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes and fees.

SECTION 8.09. DEDUCTIONS. All payments by the BORROWER to the BANK under this AGREEMENT are to be made net and free of any and all taxes (except for taxes based upon the overall net income of the BANK), duties, imposts, fees, withholdings or deductions (the "DEDUCTIONS") of any nature now or hereafter imposed. If any DEDUCTION is, by law, required to be made from any payment hereunder, then the BORROWER shall pay to the BANK such additional amount as will result in receipt by the BANK of a net amount equal to the amount the BANK would have received hereunder had no such DEDUCTION been required. In such event the BORROWER shall, as soon as practical, deliver to the BANK a receipt issued by the relevant taxing authority evidencing the amount of such DEDUCTION and its payment. If the BORROWER is required to pay an additional amount on account of any such DEDUCTION, the BORROWER shall have the right, on not less than three BUSINESS DAYS' prior written notice to the BANK, to repay the applicable LOAN.

SECTION 8.10. RIGHT OF SET OFF. Upon the occurrence and during the continuance of any EVENT OF DEFAULT the BANK is hereby authorized at any time and from time to time, without notice to the BORROWER (any such notice being expressly waived by the BORROWER), to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held, and other indebtedness at any time owing by the BANK to or for the credit or the account of the BORROWER against any and all of the obligations of the BORROWER now or hereafter existing under the AGREEMENT or the NOTE or any other LOAN DOCUMENT, irrespective of whether or not the BANK shall have made any demand under this AGREEMENT or such other LOAN DOCUMENT and although such obligations may be unmatured. The BANK agrees promptly to notify the BORROWER after any such set off and application, provided that the failure to give such notice shall not affect the validity of such set off and application. The rights of the BANK under this SECTION 8.10 are in addition to other rights and remedies (including, without limitation, other rights of set off) which the BANK may have.

SECTION 8.11. GOVERNING LAW; CONSENT TO JURISDICTION. This AGREEMENT and the NOTE shall be governed by and construed in accordance with the laws of the State of California. Any legal action or proceedings with respect to this AGREEMENT against the BORROWER may be brought in the courts of the United States of America or the State of California as the BANK may elect, and, by execution and delivery of this AGREEMENT, the BORROWER hereby (i) accepts for itself, generally and unconditionally, the non-exclusive jurisdiction of the aforesaid courts, (ii) irrevocably agrees to be bound by any judgment of any such court with respect to this AGREEMENT or the NOTE and (iii) irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceedings with respect to this AGREEMENT brought in any court of the United States of America or the State of California located in the City of San Francisco, and further irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. In the case of the courts of the United States of America and State of California the BORROWER hereby agrees to receive service of process in any legal action or proceedings with respect to this AGREEMENT at its offices set forth in
SECTION 8.06. Nothing herein shall affect the right to serve process in any other manner permitted by the law. The BORROWER hereby agrees that the mailing of such process to the BORROWER shall be deemed personal service and accepted by the BORROWER for any legal action or proceedings with respect to this AGREEMENT.

SECTION 8.12. SEVERABILITY OF PROVISIONS. Any provision of any LOAN DOCUMENT which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of such LOAN DOCUMENT or affecting the validity or enforceability of such provision in any other jurisdiction.

SECTION 8.13. HEADINGS. ARTICLE and SECTION headings in this AGREEMENT are for the convenience of reference only and shall not constitute a part of the applicable LOAN DOCUMENTS for any other purpose.

SECTION 8.14. WAIVER OF JURY TRIAL. THE BANK AND THE BORROWER MUTUALLY WAIVE THE RIGHT TO TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT.

         IN WITNESS WHEREOF, the parties hereto have caused this AGREEMENT to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                        SYNETICS SOLUTIONS INC.

                                        By: KOKI NAKAMURA
                                            ------------------------------------
                                            Name:  Koki Nakamura
                                            Title:  Chairman & CEO

                                        SUMITOMO MITSUI BANKING CORPORATION

                                        By: YOSHIAKI KAGEYAMA
                                            ------------------------------------
                                            Name:  Yoshiaki Kageyama
                                            Title:  Senior Vice President

                                   EXHIBIT "A"

                        UNCOMMITTED REVOLVING CREDIT NOTE

U.S.$2,500,000.00                                                  March 1, 2004
(maximum amount)                                       San Francisco, California

         FOR VALUE RECEIVED, the undersigned SYNETICS SOLUTIONS INC. (the "BORROWER"), HEREBY PROMISES TO PAY to the order of SUMITOMO MITSUI BANKING CORPORATION (the "BANK"), in lawful money of the United States and in immediately available funds, the principal amount of each LOAN advanced and listed on the schedule attached to this NOTE (the "GRID") or any similar form designated by the BANK in its sole and absolute discretion from time to time pursuant to the LINE AGREEMENT (as defined below), on the due date corresponding to such LOAN on the GRID, respectively, and to pay interest (computed on the basis of a year of 360 days and actual number of days elapsed) from the date made until the repayment date therefor at the rate per annum set forth for such LOAN on the GRID. Interest shall be payable by the BORROWER to the BANK on the due date of each such LOAN.

         Notwithstanding any of the foregoing to the contrary, the outstanding principal balance of this NOTE shall at no time exceed TWO MILLION FIVE HUNDRED THOUSAND DOLLARS (U.S.$2,500,000.00), and the duration of each LOAN under the NOTE shall in no event exceed six (6) months from the date of advance pursuant to the LINE AGREEMENT. Any amount of principal hereof which is not paid when due, whether at stated maturity, by acceleration, or otherwise, shall bear interest from the date when due until said principal amount is paid in full, payable on demand, at the DEFAULT RATE.

         The BORROWER hereby authorizes the BANK to endorse on the GRID or a similar form all LOANS made to the BORROWER and all payments of principal amounts in respect of such LOANS, which endorsements shall, in absence of manifest error, be conclusive as to the outstanding principal amounts of all LOANS; provided, that the failure to make such notation with respect to any LOAN or payment thereof shall not limit or otherwise affect the obligations of the BORROWER under the LINE AGREEMENT and this NOTE.

         This NOTE is the NOTE referred to in the UNCOMMITTED AND REVOLVING CREDIT LINE AGREEMENT dated as of March 1, 2004, between the BORROWER and the BANK (the "LINE AGREEMENT"). The LINE AGREEMENT, among other things, contains provisions for acceleration of the maturity of this NOTE upon the happening of certain stated events and also for payment on account of the principal amounts of this NOTE prior to the maturity of this NOTE upon the terms and conditions specified in the LINE AGREEMENT. Unless otherwise defined herein, terms defined in the LINE AGREEMENT are used herein as therein defined.

         The BORROWER hereby waives presentment, demand, protest or notice of any kind with respect to this NOTE.

         THIS NOTE SHALL BE GOVERNED BY THE LAWS OF THE STATE OF CALIFORNIA.

                                             SYNETICS SOLUTIONS INC.

                                             By: _______________________________
                                                 Name:
                                                 Title:

                  SCHEDULE TO UNCOMMITTED REVOLVING CREDIT NOTE

         CUSTOMER              SYNETICS SOLUTIONS INC.
         LINE AMOUNT           U.S.$2,500,000.00

                                                                                        UNPAID       NAME OF
                     OUR                                                 AMOUNT OF    BALANCE OF     PERSON
 DATE MADE OR     REFERENCE    AMOUNT OF                                 PRINCIPAL    REVOLVING      MAKING
     PAID          NUMBER        LOAN       DUE DATE    INTEREST RATE       PAID        CREDIT      NOTATION
------------------------------------------------------------------------------------------------------------
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

                        UNCOMMITTED REVOLVING CREDIT NOTE

U.S.$2,500,000.00                                                  March 1, 2004
(maximum amount)                                       San Francisco, California

         FOR VALUE RECEIVED, the undersigned SYNETICS SOLUTIONS INC. (the "BORROWER"), HEREBY PROMISES TO PAY to the order of SUMITOMO MITSUI BANKING CORPORATION (the "BANK"), in lawful money of the United States and in immediately available funds, the principal amount of each LOAN advanced and listed on the schedule attached to this NOTE (the "GRID") or any similar form designated by the BANK in its sole and absolute discretion from time to time pursuant to the LINE AGREEMENT (as defined below), on the due date corresponding to such LOAN on the GRID, respectively, and to pay interest (computed on the basis of a year of 360 days and actual number of days elapsed) from the date made until the repayment date therefor at the rate per annum set forth for such LOAN on the GRID. Interest shall be payable by the BORROWER to the BANK on the due date of each such LOAN.

         Notwithstanding any of the foregoing to the contrary, the outstanding principal balance of this NOTE shall at no time exceed TWO MILLION FIVE HUNDRED THOUSAND DOLLARS (U.S.$2,500,000.00), and the duration of each LOAN under the NOTE shall in no event exceed six (6) months from the date of advance pursuant to the LINE AGREEMENT. Any amount of principal hereof which is not paid when due, whether at stated maturity, by acceleration, or otherwise, shall bear interest from the date when due until said principal amount is paid in full, payable on demand, at the DEFAULT RATE.

         The BORROWER hereby authorizes the BANK to endorse on the GRID or a similar form all LOANS made to the BORROWER and all payments of principal amounts in respect of such LOANS, which endorsements shall, in absence of manifest error, be conclusive as to the outstanding principal amounts of all LOANS; provided, that the failure to make such notation with respect to any LOAN or payment thereof shall not limit or otherwise affect the obligations of the BORROWER under the LINE AGREEMENT and this NOTE.

         This NOTE is the NOTE referred to in the UNCOMMITTED AND REVOLVING CREDIT LINE AGREEMENT dated as of March 1, 2004, between the BORROWER and the BANK (the "LINE AGREEMENT"). The LINE AGREEMENT, among other things, contains provisions for acceleration of the maturity of this NOTE upon the happening of certain stated events and also for payment on account of the principal amounts of this NOTE prior to the maturity of this NOTE upon the terms and conditions specified in the LINE AGREEMENT. Unless otherwise defined herein, terms defined in the LINE AGREEMENT are used herein as therein defined.

         The BORROWER hereby waives presentment, demand, protest or notice of any kind with respect to this NOTE.

         THIS NOTE SHALL BE GOVERNED BY THE LAWS OF THE STATE OF CALIFORNIA.

                                                     SYNETICS SOLUTIONS INC.

                                                     By: KOKI NAKAMURA
                                                         -----------------
                                                         Name: Koki Nakamura
                                                         Title: Chairman and CEO

                  SCHEDULE TO UNCOMMITTED REVOLVING CREDIT NOTE

         CUSTOMER              SYNETICS SOLUTIONS INC.
         LINE AMOUNT           U.S.$2,500,000.00

                                                                                        UNPAID       NAME OF
                     OUR                                                 AMOUNT OF    BALANCE OF     PERSON
 DATE MADE OR     REFERENCE    AMOUNT OF                                 PRINCIPAL    REVOLVING      MAKING
     PAID          NUMBER        LOAN       DUE DATE    INTEREST RATE       PAID        CREDIT      NOTATION
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------

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